UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Allspring Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
October 31, 2022
Allspring
Multi-Sector Income Fund (ERC)

The views expressed and any forward-looking statements are as of October 31, 2022, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Allspring Multi-Sector Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Multi-Sector Income Fund for the 12-month period that ended October 31, 2022. Globally, stocks and bonds experienced heightened volatility through the extremely difficult period. Non-U.S. securities fared the worst as the global economy faced multiple challenges and the strength of the U.S. dollar eroded already-poor returns of non-U.S.-dollar-denominated assets. Bonds had historically poor performance, with major fixed income indexes falling substantially for the 12-month period.
Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades, the impact of aggressive central bank rate hikes and the prospect of more, plus the global reverberations of the Russia-Ukraine war. The already-significant global supply chain disruptions were compounded by China’s COVID-19 lockdowns.
For the 12-month period, both stocks and bonds registered major losses, with even U.S. bonds suffering double-digit losses and other assets faring worse. For the period, U.S. stocks, based on the S&P 500 Index,1 returned -14.61%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -24.73%, while the MSCI EM Index (Net) (USD),3 had weaker performance with a decline of 31.03%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4  returned -15.68%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 tumbled 24.59%, the Bloomberg Municipal Bond Index6 declined 11.98%, and the ICE BofA U.S. High Yield Index7 fell 11.42%.
Rising inflation, COVID, and the Russian invasion of Ukraine in February drove market performance.
In November 2021, as COVID-19 hospitalizations rose, most major global asset classes declined. Two exceptions were U.S. investment-grade bonds and Treasury inflation-protected securities. President Biden signed a long-awaited infrastructure bill to upgrade U.S. roads, bridges, and railways. Meanwhile, the U.S. Consumer Price Index (CPI),8 a measure of domestic inflation conditions, jumped to its highest level in 31 years. While the threat of consistently high inflation led the Federal Reserve (Fed) to discuss a faster pace of tapering, the Omicron strain created uncertainty. Commodities lost ground for the month, driven by sharp declines in oil prices (and energy costs in general) as well as precious metals.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[8]	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

2  |  Allspring Multi-Sector Income Fund

Letter to shareholders (unaudited)
Global volatility eased in December on reports of a lower risk of severe disease and death from the Omicron variant. Even so, several countries introduced restrictions on travel and hospitality, among other sectors, in an effort to reduce the spread. In the U.S., data indicated a stable economy overall, with robust corporate earnings. Consumer spending potential looked strong heading into 2022 on elevated household savings and the lowest household debt ratio since 1973. U.S. corporate and high-yield bonds had monthly gains while Treasuries declined. Bonds were adversely affected by the increased likelihood of multiple rate hikes in 2022.
In January, concerns mounted about U.S. interest rate hikes and the Russia-Ukraine conflict. The Fed hinted that a March interest rate hike was likely. Meanwhile, Russia threatened a potential invasion of Ukraine, which could disrupt Russia’s massive energy supplies and drive demand from non-Russian oil-producing countries. Elsewhere overseas, Europe saw food and energy prices spike, leading to rising inflation. Within fixed income, corporate bonds struggled in January, trailing government bonds, as investors focused on elevated inflation and the prospect of rising interest rates and tighter money supply.
The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics. Major global stock indexes were down in February, along with global bonds overall, with heightened volatility in March and mixed results that favored U.S. large-cap stocks. Prices of commodities spiked, including crude oil, natural gas, wheat, and precious metals, on elevated concerns of supply shortages. All of this fueled inflation concerns and added to expectations of more aggressive central bank interest rate hikes. Sweeping sanctions against Russia and corporate pullouts contributed to market volatility. Despite the geopolitical turmoil, the U.S. economic outlook remained largely unchanged, with a healthy job market and signs of economic resilience accompanying higher prices.
In April, market volatility continued, with deepening losses across major capital markets, as both the S&P 500 and MSCI ACWI (Net)1 fell 8% or more for the month. The Chinese economy struggled through a strict lockdown as the government tried to contain a major COVID-19 outbreak, creating a global ripple effect that compounded existing supply shortages. This was exacerbated by the impact of the Russia-Ukraine war on global commodities. Meanwhile, U.S. annual inflation raged at 8.5%, its highest level since 1981, and investors braced themselves for aggressive Fed monetary tightening moves.
Market volatility continued in May, although stocks recovered ground late in the month. Value stocks continued to outperform growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Fed raised the federal funds rate by 0.50%, with widescale expectations of more rate hikes. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales for April, released in May, indicated a fourth consecutive monthly increase, reflecting continued consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
Markets rebounded in July, led by U.S. stocks. While evidence began to point to an economic slowdown after two consecutive quarters of negative GDP growth (economic contraction), the U.S. labor market remained surprisingly strong: July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. house prices rose, home sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
“ The Russian invasion of Ukraine dominated the financial world in February and March. Equity, bond, and commodities markets were shaken by fear, uncertainty, and an upending of demand-supply dynamics.”
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors: rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation.”

[1]	The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

Allspring Multi-Sector Income Fund  |  3

Letter to shareholders (unaudited)
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak.  One positive note was the continued resilience of the country’s jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include: to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September. There was nowhere to hide as all asset classes suffered major losses at the hands of persistent inflation. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar made things even more difficult for investors holding assets in other currencies. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The market meltdown forced the Bank of England to step in and buy long-dated government bonds.
Equities had a reprieve in October after two months of sharp declines. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K., which led to a second prime ministerial change in six weeks, as Rishi Sunak replaced Liz Truss in late October. Concerns over Europe’s energy crisis eased, for now, thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices, as unemployment stood at 3.7%, near a record low.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Allspring Funds

For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

4  |  Allspring Multi-Sector Income Fund

Letter to shareholders (unaudited)
Notice to Shareholders
■	On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
■	The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Allspring Multi-Sector Income Fund  |  5

Performance highlights (unaudited)
Investment objective	The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest rate risk.
Strategy summary	The Fund allocates its assets between three separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve consisting of below investment-grade (high yield) debt; approximately 10%-40% to a sleeve of foreign debt securities, including emerging market debt; and approximately 10%-30% to a sleeve of adjustable-rate and fixed-rate mortgage-backed securities, and investment-grade corporate bonds.
Adviser	Allspring Funds Management, LLC
Subadvisers	Allspring Global Investments, LLC
Allspring Global Investments (UK) Limited
Portfolio managers	Christopher Y. Kauffman, CFA®‡, Chris Lee, CFA®‡, Michael Lee, Alex Perrin, Michael J. Schueller, CFA®‡, Lauren van Biljon, CFA®‡, Noah Wise, CFA®‡

Average annual total returns (%) as of October 31, 2022[1]
	1 year	5 year	10 year
Based on market value	-25.38	2.44	3.25
Based on net asset value (NAV)	-16.40	1.70	3.52
Multi-Sector Income Blended Index[2]	-15.04	0.11	1.94
Bloomberg U.S. Credit Bond Index[3]	-18.91	-0.32	1.36
Bloomberg U.S. Securitized Index[4]	-14.84	-1.08	0.45
ICE BofA U.S. High Yield Constrained Index[5]	-11.42	1.89	4.07
J.P. Morgan GBI-EM Global Diversified Composite Index[6]	-20.27	-3.54	-2.56
J.P. Morgan Global Government Bond Index (ex U.S.)[7]	-27.80	-5.01	-3.07
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended October 31, 2022, was 1.64% which includes 0.74% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Allspring Funds Management, LLC. The Multi-Sector Income Blended Index is composed of 60% of the ICE BofA U.S. High Yield Constrained Index, 18% of the J.P. Morgan GBI-EM Global Diversified Composite Index, 7.5% of the Bloomberg U.S. Credit Bond Index, 7.5% of the Bloomberg U.S. Securitized Index, and 7% of the J.P. Morgan Global Government Bond Index (ex U.S.). You cannot invest directly in an index.
[3]	The Bloomberg U.S. Credit Bond Index is an unmanaged index of fixed income securities composed of securities from the Bloomberg Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities. You cannot invest directly in an index.
[5]	The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2022. ICE Data Indices, LLC. All rights reserved.
[6]	The J.P. Morgan GBI-EM Global Diversified Composite Index is an unmanaged index of debt instruments of 31 emerging countries. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
[7]	The J.P. Morgan Global Government Bond Index (ex U.S.) measures the total return from investing in 12 developed government bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the U.K. You cannot invest directly in an index.

Growth of $10,000 investment as of October 31, 2022[1]
[1]	The chart compares the performance of the Fund for the most recent ten years with the Multi-Sector Income Blended Index, Bloomberg U.S. Credit Bond Index, Bloomberg U.S. Securitized Index, ICE BofA U.S. High Yield Constrained Index, J.P. Morgan GBI-EM Global Diversified Composite Index and J.P. Morgan Global Government Bond Index (ex U.S.). The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Multi-Sector Income Fund  |  7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. The Fund is exposed to mortgage- and asset-backed securities risk. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 12.

8  |  Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
MANAGERS' DISCUSSION
Overview
The Fund’s return based on market value was -25.38% for the 12-month period that ended October 31, 2022. During the same period, the Fund’s return based on its net asset value (NAV) was -16.40%. Based on both its market value and its NAV return, the Fund underperformed the Multi-Sector Income Blended Index, which returned -15.04% for the period.
Spreads widened during the 12-month period.
For the 12-month period that ended October 31, 2022, spreads (the difference in yields over Treasuries) in investment-grade corporates and securitized sectors widened on average by 70 basis points (bps; 100 bps equal 1.00%) and 53 bps, respectively. High-yield bonds outperformed investment-grade corporates, U.S. Treasuries, and the broad securitized market over the period. BBB-rated commercial mortgage-backed securities (CMBS) spreads widened 164 bps while AAA-rated CMBS widened 59 bps.
Ten largest holdings (%) as of October 31, 2022[1]
Mexico, 8.50%, 5-31-2029	3.71
India, 7.32%, 1-28-2024	3.23
Indonesia, 7.00%, 9-15-2030	2.69
Romania, 3.65%, 9-24-2031	1.97
International Bank for Reconstruction & Development, 9.50%, 2-9-2029	1.54
Colombia, 7.50%, 8-26-2026	1.43
Mexico, 7.75%, 5-29-2031	1.42
The Geo Group Incorporated, 10.85%, 3-23-2027	1.35
Romania, 5.00%, 2-12-2029	1.21
Occidental Petroleum Corporation, 6.45%, 9-15-2036	1.19
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Market turbulence was sparked by high inflation and aggressive monetary policy tightening.
Lagged effects of the COVID-19 pandemic, geopolitical conflict, and macroeconomic policy shifts were the key investment factors over the past 12 months. The global pandemic, and policy response to the pandemic, affected the high-yield market in several ways: higher inflation, tighter monetary policy, higher U.S. Treasury yields, inverted yield curve (longer-term bonds have lower yields than shorter-term bonds), tighter profit margins for many companies, and slower economic growth.
The high-yield bond portion of the Fund moved up in credit quality, we increased liquidity, and we decreased our allocation to floating-rate loans. At the sector and security level, we reduced interest-rate-sensitive bonds, optimized our energy overweight, and applied a bottom-up approach to selecting inflation-sensitive and COVID-19-affected securities.
The 12-month period was turbulent for global markets, marked by materially higher bond yields and sustained gains in the U.S. dollar. Underlying these moves was an inflationary shock far larger and stickier than expected. Central banks responded with aggressive monetary policy tightening (Japan and China were the exceptions). Rising geopolitical risk is something we’ve flagged previously, but the extent of the uptick—most clearly seen in Russia’s invasion of Ukraine—was a surprise.
Credit quality as of October 31, 2022[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
The Fund’s international allocation shifted toward Latin America.
Over the reporting period, regional allocation shifted toward Latin America and away from Eastern Europe and Asia. The Fund added to its position in Brazil, with its proactive central

Allspring Multi-Sector Income Fund  |  9

Performance highlights (unaudited)
bank and a change in political leadership setting up for potential strong performance. We eliminated the Fund’s exposure to Russia, but we captured the rebound in pricing from the post-invasion low. It's worth noting this year’s pricing extremes on Russian government bonds, from almost-par at the start of the year to low single digits in the wake of the invasion of Ukraine. The sanctions and domestic capital controls ringing the country are unlikely to be unwound anytime soon. We trimmed positions in Malaysia and Indonesia in favor of India and South Africa. We adjusted duration in individual markets as opportunities allowed while keeping overall Fund duration modest.
Detractors included CLOs, CMOs, and several high-yield securities.
Within securitized sectors, the Fund’s allocation to collateralized loan obligations (CLOs) and collateralized mortgage obligations (CMOs) detracted from performance. In corporate sectors, the overweight to financials detracted from performance.
High-yield holdings in gaming, cable/satellite, and construction machinery weighed on the portfolio during the period. Specifically, Bristow Group, Bausch Health Companies, and Intelsat all underperformed the market and detracted from the portfolio’s performance. Additionally, no exposure to refiners during a period of strong demand for distillates detracted from performance. Not holding a position in Occidental Petroleum, one of the best-performing credits during the period, negatively affected the portfolio. Also, avoiding benchmark credits such as Transocean Limited, AMC Entertainment, The Kraft Heinz Company, and PBF Holding Company LLC weighed somewhat on performance. On average, high-quality double-B holdings detracted from the portfolio’s performance, as did exposure at the very front end of the curve.
Eastern European exposure detracted from relative performance. The Fund’s exposure to currencies away from the U.S. dollar weighed on results during an exceedingly strong period for the dollar.
Effective maturity distribution as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
Contributors included avoiding the most vulnerable economic segments.
Within securitized sectors, the Fund’s allocation to agency mortgage-backed securities contributed to performance. The out-of-benchmark allocation to mezzanine CMBS also contributed. Within corporate sectors, the underweight to utilities contributed.
The U.S. high yield bond sleeve's defensive positioning during a period of significant change and intense volatility helped boost excess return and outperform the benchmark by about 232 bps. A small cash allocation coupled with positions in utilities, technology, consumer products, and transportation helped drive excess returns. At the single-name level, positions in Teva Pharmaceuticals, the GEO Group, and LSF9 Atlantis Holdings aligned the portfolio with growing segments of the U.S. economy. Importantly, avoiding the economic segments and specific issuers most vulnerable to the rapidly changing economic landscape also helped performance. Notable non-investments in high-yield financials and homebuilders contributed to the portfolio’s performance.
Moving up in quality and using a bulleted intermediate-duration profile contributed to the portfolio’s performance during the period. Specifically, limited exposure to credits rated CCC and below avoided some of the most challenged credits in the high-yield universe. A meaningful overweight to the 3-year to 7-year segment of the maturity spectrum coupled with an underweight at the very long and short ends of the yield curve also helped relative performance.
Internationally, allocations to Brazil and South Africa—two of the better-performing markets this year—added value.
Geographic allocation as of October 31, 2022[1]
[1]	Figures represent the percentage of the Fund's long-term investments. Allocations are subject to change and may have changed since the date specified.
Leverage impact
The Fund's use of leverage through bank borrowings had a negative impact on total return performance during this reporting period as it magnified losses. As of October 31, 2022, the Fund had approximately 31% in leverage as a percent of total assets.

10  |  Allspring Multi-Sector Income Fund

Performance highlights (unaudited)
Outlook: Continued rate increases and ongoing market volatility.
U.S. markets have capitulated to the fact that the Federal Reserve (Fed) will continue to raise rates until it has reached its targeted terminal rate, which is currently priced above 5%, and that rates will remain in restrictive territory for an extended period of time. U.S. investment-grade credit and high-yield bond spreads widened in 2022 but still are not pricing in a recessionary environment.
We expect rate volatility to continue, but the volatility may be more balanced going forward. This would allow us to become more comfortable looking for opportunities to add to duration. Recession risks continue to climb and we believe credit conditions will continue to weaken, pressuring spreads wider as inflation and the Fed’s efforts to combat it remain a substantial challenge for the economy. As a result, we have continued to move up in quality. Global monetary policy trends will remain a headwind requiring close scrutiny, and as always, we will remain vigilant in our focus on risk given today’s unusual macroeconomic and market dynamics.
Looking forward, we expect ongoing volatility to persist as the Fed tightens monetary policy in an effort to temper inflation and restore price stability to the U.S. economy. Economic and policy uncertainty are likely to weigh on credit spreads and keep yields high in the near term. However, higher yields tend to create attractive value in the high-yield market to buffer these forces and position portfolios for better returns in the future. Ultimately, we believe that a combination of dynamic sector allocation, strategic curve positioning, and deft navigation of idiosyncratic credit risk will be paramount to generating strong performance.
Looking ahead to 2023, there are signs that global bond markets could be past the worst. Inflation appears to be peaking, which would allow interest rate cycles to peak as well. While a headlong rush back to ultra-low yields seems unlikely, 2022’s great rate reset means investors can now capture attractive yields without having to move too far down the risk ladder. A key factor for total returns will be the path of the U.S. dollar, whose 2022 strength has pushed it to a level that appears to be overvalued by several measures.

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Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks to provide a high level of current income consistent with limiting its overall exposure to domestic interest rate risk. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) of the Fund.
Principal investment strategies
The Fund allocates its assets between three separate investment strategies, or sleeves.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30%-70% of its total assets to a sleeve with an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments).
For purposes of the sleeve’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the sleeve will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The sleeve’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: There were no material changes to the equity sleeve during the fiscal year.

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Objective, strategies and risks (unaudited)
International/Emerging Markets Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-40% of its total assets to an investment strategy that focuses on developed and emerging market debt securities, including obligations of foreign governments or governmental entities, foreign corporations, or supranational agencies denominated in various currencies. Within this sleeve, the Fund invests in at least three countries or supranational agencies.
Up to 10% of the debt securities in the sleeve may be below investment grade. The weighted average credit quality of the sleeve is expected to be investment grade.
Currency is managed as a separate asset class. We may purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies. The sleeve may enter into foreign currency exchange contracts to gain or hedge currency exposure or control risk.
While we may purchase securities of any maturity or duration, under normal circumstances, we expect this sleeve of the Fund’s portfolio to maintain a dollar-weighted average effective maturity of between 5 and 14 years, and a dollar-weighted average effective duration of between 3 1/2 and 10 years. “Dollar-Weighted Average Effective Maturity” is a measure of the average time until the final payment of principal and interest is due on fixed income securities in this sleeve of the Fund. “Dollar-Weighted Average Effective Duration” is an aggregate measure of the sensitivity of a fund’s fixed income portfolio securities to changes in interest rates. As a general matter, the price of a fixed income security with a longer effective duration will fluctuate more in response to changes in interest rates than the price of a fixed income security with a shorter effective duration.
We use proprietary models and systems to assess and highlight areas of relative value around the world. Model-driven forecasts are created using fundamental economic inputs to generate economic forecasts on the global bond markets. With these forecasts, an optimization process accounts for multiple iteration scenarios to create, what we believe to be, an optimal portfolio strategy. The output of the model process is intended to provide relative valuations for determining an over, or underweight of country-specific bond markets. Similarly, currencies are valued for their potential returns or to hedge currency exposure. These macro ‘top-down’ quantitative models are used in conjunction with our investment expertise and aligned with a ‘bottom-up’ security selection process. Each of our quantitative models and investment expertise are equally important in our security selection process.
Sell decisions with respect to this sleeve are valuation-driven based on our models and our fundamental analysis. We may also sell a security held by this sleeve of the Fund due to changes in portfolio strategy or cash flow needs.
Material Changes During the Fiscal Year: There were no material changes to the international/emerging markets bond sleeve of the Fund during the fiscal year.
Mortgage/Corporate Bond Sleeve. Under normal market conditions, the Fund allocates approximately 10%-30% of its total assets to an investment strategy that focuses on adjustable-rate and fixed-rate mortgage backed securities (including collateralized mortgage obligations (“CMOs”) and asset-backed securities) and investment grade corporate bonds. Mortgage backed securities in which the sleeve invests may include both non-agency mortgage securities and securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. The sleeve may invest in securities with a broad range of maturities.
Under normal circumstances, we expect to maintain an average weighted credit quality rating for the sleeve of investment-grade (BBB-/Baa3 or better). As part of our mortgage-backed securities investment strategy, we may enter into dollar roll transactions for this sleeve of the Fund.
We employ a top-down, macroeconomic outlook to determine the portfolio’s duration, yield curve positioning, credit quality and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Elements of this evaluation may include credit research, duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors. Our credit analysis may consider an issuer’s general financial condition, its competitive position and its management strategies, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.
Material Changes During the Fiscal Year: There were no material changes to the mortgage/corporate bond sleeve of the Fund during the fiscal year.

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Objective, strategies and risks (unaudited)
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund currently utilizes leverage principally through bank borrowings. The Fund may also enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the leveraging strategies employed by the Fund, will be successful, and such strategies can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 10% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial

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Objective, strategies and risks (unaudited)
indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

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Objective, strategies and risks (unaudited)
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
■	As a hedge against adverse changes in securities market prices or interest rates; and
■	As a substitute for purchasing or selling securities.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

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Objective, strategies and risks (unaudited)
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities are subject to risk of default on the underlying mortgages or assets, particularly during periods of economic downturn. Defaults on the underlying mortgages or assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their mortgage or other debts sooner than expected, which can reduce the returns of the Fund. Mortgage dollar roll transactions involve the risk that the market value of the securities that are required to be repurchased in the future may decline below the agreed upon repurchase price. They also involve the risk that the party to whom the securities are sold may become insolvent, limiting the fund’s ability to repurchase securities at the agreed upon price.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below.  Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful.
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super majority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will

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Objective, strategies and risks (unaudited)
trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause the Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

18  |  Allspring Multi-Sector Income Fund

Objective, strategies and risks (unaudited)
Management Risk. Investment decisions, techniques, analyses or models implemented by the Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.
Sovereign Debt Risk. Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment will be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner can be expected to be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer will default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

Allspring Multi-Sector Income Fund  |  19

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Agency securities: 0.47%
FHLMC (5 Year Treasury Constant Maturity +2.09%) ±	2.63%	9-1-2032	$266,083	$ 252,313
FHLMC	8.50	7-1-2028	8,759	9,027
FHLMC Series 1383 (1 Year Treasury Constant Maturity +2.25%) ±	2.54	2-1-2037	45,607	46,136
FHLMC Series 2013-K30 Class B 144A±±	3.55	6-25-2045	700,000	690,170
FHLMC Series 2390 Class FD (1 Month LIBOR +0.45%) ±	3.86	12-15-2031	6,962	6,924
FHLMC Series 2567 Class FH (1 Month LIBOR +0.40%) ±	3.81	2-15-2033	25,165	24,868
FHLMC Series 3987 Class CI ♀	3.50	6-15-2026	129,800	284
FNMA (6 Month LIBOR +1.64%) ±	2.89	9-1-2037	3,860	3,767
FNMA	6.00	4-1-2033	44,557	44,498
FNMA	7.50	2-1-2030	281	280
FNMA Series 1997-20 Class IO ♀±±	1.84	3-25-2027	25,405	218
FNMA Series 2001-25 Class Z	6.00	6-25-2031	27,842	28,123
FNMA Series 2001-35 Class F (1 Month LIBOR +0.60%) ±	4.19	7-25-2031	1,794	1,783
FNMA Series 2001-57 Class F (1 Month LIBOR +0.50%) ±	4.09	6-25-2031	1,806	1,791
FNMA Series 2002-77 Class FH (1 Month LIBOR +0.40%) ±	3.84	12-18-2032	10,375	10,282
FNMA Series 2002-97 Class FR (1 Month LIBOR +0.55%) ±	4.14	1-25-2033	2,742	2,718
GNMA	6.50	6-15-2028	10,200	10,494
GNMA Series 2019-H06 Class HI ♀±±	1.81	4-20-2069	3,207,739	100,158
Total Agency securities (Cost $1,229,980)				1,233,834
Asset-backed securities: 1.37%
Acres plc Series 2021-FL2 Class A (1 Month LIBOR +1.40%) 144A±	4.81	1-15-2037	500,000	473,821
Aqua Finance Trust Series 2021-A Class A 144A	1.54	7-17-2046	505,756	456,270
Asset-Backed Funding Certificates Series 2003-AHL1 Class A1	4.18	3-25-2033	74,787	70,671
Bear Stearns Asset Backed Securities Series 2002-2 Class A1 (1 Month LIBOR +0.66%) ±	4.25	10-25-2032	56,851	55,718
DT Auto Owner Trust Series 2019-2A Class D 144A	3.48	2-18-2025	691,314	686,841
Five Guys Funding LLC Series 17-1A Class A2 144A	4.60	7-25-2047	987,500	923,792
Mesa Trust Asset Backed Certificates Series 2001-5 Class A (1 Month LIBOR +0.80%) 144A±	4.39	12-25-2031	1,487	1,482
Montana Higher Education Student Assistance Corporation Series 2012-1 Class A2 (1 Month LIBOR +1.00%) ±	4.49	5-20-2030	43,780	43,732
PFS Financing Corporation Series 2021-A Class A 144A	0.71	4-15-2026	1,000,000	933,187
Total Asset-backed securities (Cost $3,886,197)				3,645,514

The accompanying notes are an integral part of these financial statements.

20  |  Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2022

	Shares	Value
Common stocks: 1.15%
Communication services: 0.31%
Diversified telecommunication services: 0.31%
Intelsat SA ‡†	35,771	$ 822,733
Energy: 0.39%
Energy equipment & services: 0.21%
Bristow Group Incorporated †	18,989	568,531
Oil, gas & consumable fuels: 0.18%
Denbury Incorporated †	5,183	473,778
Financials: 0.45%
Mortgage REITs: 0.45%
Blackstone Mortgage Trust Incorporated Class A	14,944	373,002
Ladder Capital Corporation	41,398	441,717
Starwood Property Trust Incorporated	18,508	382,375
		1,197,094
Total Common stocks (Cost $5,272,766)		3,062,136

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 69.13%
Communication services: 10.45%
Diversified telecommunication services: 0.47%
Cablevision Lightpath LLC 144A	3.88%	9-15-2027	$605,000	514,392
Cablevision Lightpath LLC 144A	5.63	9-15-2028	140,000	111,306
Level 3 Financing Incorporated 144A	3.63	1-15-2029	425,000	324,063
Level 3 Financing Incorporated 144A	4.25	7-1-2028	375,000	309,375
				1,259,136
Entertainment: 1.12%
Dave & Buster's Incorporated 144A	7.63	11-1-2025	350,000	349,164
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	870,000	757,125
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	528,000	504,240
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	1,380,000	1,372,565
				2,983,094
Media: 8.58%
CCO Holdings LLC 144A	4.25	1-15-2034	700,000	514,500
CCO Holdings LLC 144A	4.50	8-15-2030	1,900,000	1,541,964
CCO Holdings LLC	4.50	5-1-2032	250,000	197,500
CCO Holdings LLC 144A	5.00	2-1-2028	150,000	135,750
CCO Holdings LLC 144A	5.13	5-1-2027	600,000	555,888
Charter Communications Operating LLC	5.05	3-30-2029	675,000	620,411
Cinemark USA Incorporated 144A	5.25	7-15-2028	1,650,000	1,252,655
Cinemark USA Incorporated 144A	5.88	3-15-2026	420,000	353,560
Cinemark USA Incorporated 144A	8.75	5-1-2025	385,000	386,072
Clear Channel Outdoor Holdings 144A	7.50	6-1-2029	1,225,000	962,911
CSC Holdings LLC 144A	4.63	12-1-2030	625,000	449,858
CSC Holdings LLC 144A	5.75	1-15-2030	1,750,000	1,338,750
DIRECTV Financing LLC 144A	5.88	8-15-2027	740,000	666,444
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  21

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Media (continued)
DISH DBS Corporation 144A	5.75%	12-1-2028	$1,015,000	$ 818,344
Gray Escrow II Incorporated 144A	5.38	11-15-2031	2,150,000	1,725,375
Gray Television Incorporated 144A	4.75	10-15-2030	1,850,000	1,461,500
Lamar Media Corporation	4.00	2-15-2030	500,000	424,555
Lamar Media Corporation	4.88	1-15-2029	590,000	533,773
Match Group Holdings II LLC 144A	5.63	2-15-2029	1,081,000	957,796
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	450,000	394,920
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	750,000	708,375
Outfront Media Capital Corporation 144A	4.63	3-15-2030	675,000	558,367
Outfront Media Capital Corporation 144A	5.00	8-15-2027	50,000	45,011
QVC Incorporated	4.38	9-1-2028	1,283,000	930,175
QVC Incorporated	4.75	2-15-2027	975,000	772,434
QVC Incorporated	5.95	3-15-2043	450,000	274,500
Salem Media Group Incorporated 144A	6.75	6-1-2024	340,000	326,400
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	170,000	140,393
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	2,425,000	1,970,313
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	100,000	90,595
Townsquare Media Incorporated 144A	6.88	2-1-2026	1,785,000	1,685,379
				22,794,468
Wireless telecommunication services: 0.28%
Sprint Spectrum Company 144A	5.15	9-20-2029	750,000	729,805
Consumer discretionary: 8.42%
Auto components: 0.87%
Allison Transmission Incorporated 144A	5.88	6-1-2029	240,000	223,800
Clarios Global LP 144A	6.25	5-15-2026	305,000	295,088
Clarios Global LP 144A	6.75	5-15-2025	45,000	45,023
Cooper Tire & Rubber Company	7.63	3-15-2027	1,710,000	1,733,513
				2,297,424
Automobiles: 0.18%
Ford Motor Company	3.25	2-12-2032	645,000	484,279
Diversified consumer services: 0.44%
Service Corporation International	7.50	4-1-2027	1,125,000	1,159,815
Hotels, restaurants & leisure: 4.34%
Carnival Corporation 144A	4.00	8-1-2028	760,000	612,313
Carnival Corporation 144A	6.00	5-1-2029	640,000	424,491
Carnival Corporation 144A	9.88	8-1-2027	425,000	396,313
Carnival Corporation 144A	10.50	2-1-2026	325,000	318,487
Carnival Holdings Bermuda Limited 144A	10.38	5-1-2028	530,000	536,667
CCM Merger Incorporated 144A	6.38	5-1-2026	2,505,000	2,284,915
Cedar Fair LP 144A	5.50	5-1-2025	500,000	496,245
Churchill Downs Incorporated 144A	4.75	1-15-2028	585,000	516,976
Hilton Domestic Operating Company Incorporated 144A	5.38	5-1-2025	505,000	497,425
NCL Corporation Limited 144A	5.88	3-15-2026	1,415,000	1,158,531
NCL Corporation Limited 144A	5.88	2-15-2027	900,000	803,250
NCL Corporation Limited 144A	7.75	2-15-2029	560,000	446,113
Royal Caribbean Cruises Limited 144A	5.38	7-15-2027	130,000	101,051
Royal Caribbean Cruises Limited 144A	5.50	8-31-2026	345,000	282,072
Royal Caribbean Cruises Limited 144A	5.50	4-1-2028	680,000	523,600
Royal Caribbean Cruises Limited 144A	9.25	1-15-2029	600,000	609,000
The accompanying notes are an integral part of these financial statements.

22  |  Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Hotels, restaurants & leisure (continued)
Royal Caribbean Cruises Limited 144A	11.63%	8-15-2027	$685,000	$ 656,874
Six Flags Entertainment Company 144A	5.50	4-15-2027	400,000	360,000
Six Flags Entertainment Company 144A	7.00	7-1-2025	509,000	513,978
				11,538,301
Multiline retail: 0.82%
LSF9 Atlantis Holdings LLC 144A	7.75	2-15-2026	855,000	771,512
Macy's Retail Holdings LLC 144A	5.88	4-1-2029	765,000	660,688
Macy's Retail Holdings LLC 144A	6.13	3-15-2032	135,000	112,167
Nordstrom Incorporated	4.00	3-15-2027	750,000	635,867
				2,180,234
Specialty retail: 1.36%
Bath & Body Works Incorporated 144A	9.38	7-1-2025	375,000	389,063
GAP Incorporated 144A	3.88	10-1-2031	1,190,000	821,100
Michaels Companies Incorporated 144A	7.88	5-1-2029	720,000	401,400
NMG Holding Company Incorporated 144A	7.13	4-1-2026	1,040,000	988,239
Rent-A-Center Incorporated 144A	6.38	2-15-2029	1,300,000	1,012,739
				3,612,541
Textiles, apparel & luxury goods: 0.41%
G-III Apparel Group Limited 144A	7.88	8-15-2025	1,145,000	1,084,464
Consumer staples: 0.72%
Food & staples retailing: 0.19%
PetSmart Incorporated 144A	4.75	2-15-2028	550,000	502,090
Food products: 0.53%
CHS Incorporated 144A	5.25	5-15-2030	665,000	460,513
CHS Incorporated 144A	6.00	1-15-2029	40,000	29,694
CHS Incorporated 144A	6.88	4-15-2029	1,025,000	412,459
US Foods Incorporated 144A	6.25	4-15-2025	500,000	497,595
				1,400,261
Energy: 13.73%
Energy equipment & services: 3.24%
Bristow Group Incorporated 144A	6.88	3-1-2028	2,350,000	2,175,205
Hilcorp Energy Company 144A	5.75	2-1-2029	80,000	73,200
Hilcorp Energy Company 144A	6.00	4-15-2030	145,000	131,298
Hilcorp Energy Company 144A	6.00	2-1-2031	300,000	272,229
Hilcorp Energy Company 144A	6.25	11-1-2028	350,000	329,000
Hilcorp Energy Company 144A	6.25	4-15-2032	145,000	132,998
Oceaneering International Incorporated	4.65	11-15-2024	500,000	478,570
Oceaneering International Incorporated	6.00	2-1-2028	1,580,000	1,409,660
Pattern Energy Operations LP 144A	4.50	8-15-2028	2,890,000	2,599,014
USA Compression Partners LP	6.88	4-1-2026	970,000	931,074
USA Compression Partners LP	6.88	9-1-2027	65,000	62,075
				8,594,323
Oil, gas & consumable fuels: 10.49%
Aethon United 144A	8.25	2-15-2026	1,225,000	1,243,935
Apache Corporation	4.38	10-15-2028	750,000	670,231
Archrock Partners LP 144A	6.25	4-1-2028	475,000	441,703
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  23

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
Archrock Partners LP 144A	6.88%	4-1-2027	$500,000	$ 476,250
Boardwalk Pipelines LP	4.80	5-3-2029	750,000	682,559
Buckeye Partners LP	5.85	11-15-2043	1,125,000	844,112
Cheniere Energy Partners LP	4.50	10-1-2029	400,000	353,180
CQP Holdco LP 144A	5.50	6-15-2031	1,550,000	1,375,625
Crestwood Midstream Partners LP	5.75	4-1-2025	25,000	24,375
DT Midstream Incorporated 144A	4.13	6-15-2029	300,000	259,350
DT Midstream Incorporated 144A	4.38	6-15-2031	720,000	606,600
Encino Acquisition Partners Company 144A	8.50	5-1-2028	2,135,000	2,000,259
EnLink Midstream Partners LP	5.05	4-1-2045	1,025,000	744,273
EnLink Midstream Partners LP	5.38	6-1-2029	1,465,000	1,352,488
EnLink Midstream Partners LP	5.45	6-1-2047	540,000	410,287
EnLink Midstream Partners LP	5.60	4-1-2044	750,000	584,680
EnLink Midstream Partners LP 144A	5.63	1-15-2028	170,000	162,937
EnLink Midstream Partners LP 144A	6.50	9-1-2030	670,000	658,275
Enviva Partners LP 144A	6.50	1-15-2026	3,255,000	3,125,516
EQM Midstream Partners 144A	7.50	6-1-2027	10,000	9,875
EQM Midstream Partners 144A	7.50	6-1-2030	550,000	534,875
Harvest Midstream LP 144A	7.50	9-1-2028	760,000	728,628
Hess Midstream Operation Company 144A	5.50	10-15-2030	145,000	130,819
Kinetik Holdings LP Company 144A	5.88	6-15-2030	535,000	501,923
Murphy Oil Corporation	6.38	7-15-2028	650,000	635,959
Nabors Industries Limited 144A	7.38	5-15-2027	840,000	825,275
Nabors Industries Limited 144A	9.00	2-1-2025	78,000	79,088
Occidental Petroleum Corporation	6.45	9-15-2036	3,190,000	3,164,416
Plains All American Pipeline LP	3.85	10-15-2023	750,000	736,599
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	1,140,000	930,697
Southwestern Energy Company	4.75	2-1-2032	740,000	638,768
Southwestern Energy Company	7.75	10-1-2027	265,000	272,598
Southwestern Energy Company	8.38	9-15-2028	650,000	672,353
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	785,000	710,598
Tallgrass Energy Partners LP 144A	6.00	9-1-2031	370,000	329,353
Venture Global LNG Incorporated 144A	3.88	11-1-2033	180,000	144,450
Western Midstream Operating LP	5.30	3-1-2048	1,000,000	807,500
				27,870,409
Financials: 12.72%
Banks: 0.50%
Citigroup Incorporated (U.S. SOFR +3.23%) ʊ±	4.70	1-30-2025	750,000	601,875
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	750,000	731,250
				1,333,125
Capital markets: 0.63%
MSCI Incorporated 144A	4.00	11-15-2029	600,000	520,992
Oppenheimer Holdings Incorporated	5.50	10-1-2025	1,200,000	1,158,000
				1,678,992
Consumer finance: 5.20%
FirstCash Incorporated 144A	4.63	9-1-2028	445,000	382,984
FirstCash Incorporated 144A	5.63	1-1-2030	545,000	480,414
Ford Motor Credit Company LLC	4.00	11-13-2030	590,000	477,180
Ford Motor Credit Company LLC	4.39	1-8-2026	2,350,000	2,168,320
The accompanying notes are an integral part of these financial statements.

24  |  Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Consumer finance (continued)
Ford Motor Credit Company LLC	5.11%	5-3-2029	$2,175,000	$ 1,944,450
Ford Motor Credit Company LLC	5.13	6-16-2025	225,000	217,080
LFS TopCo LLC 144A	5.88	10-15-2026	755,000	589,973
Navient Corporation	5.00	3-15-2027	1,215,000	1,024,069
Navient Corporation	5.50	3-15-2029	915,000	725,942
Navient Corporation	5.63	8-1-2033	825,000	581,291
OneMain Finance Corporation	5.38	11-15-2029	475,000	389,500
OneMain Finance Corporation	6.13	3-15-2024	750,000	732,765
OneMain Finance Corporation	7.13	3-15-2026	400,000	385,200
PECF USS Intermediate Holding III Corporation 144A	8.00	11-15-2029	835,000	559,166
PRA Group Incorporated 144A	5.00	10-1-2029	1,530,000	1,226,295
Rocket Mortgage LLC 144A	2.88	10-15-2026	965,000	805,225
Rocket Mortgage LLC 144A	4.00	10-15-2033	665,000	464,483
Synchrony Financial	5.15	3-19-2029	750,000	672,478
				13,826,815
Diversified financial services: 1.15%
Hat Holdings LLC 144A	3.38	6-15-2026	630,000	512,203
Hat Holdings LLC 144A	6.00	4-15-2025	575,000	548,165
LPL Holdings Incorporated 144A	4.38	5-15-2031	1,220,000	1,062,577
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	1,030,000	930,054
				3,052,999
Insurance: 2.95%
Amwins Group Incorporated 144A	4.88	6-30-2029	1,100,000	940,325
Assurant Incorporated	3.70	2-22-2030	750,000	617,305
AssuredPartners Incorporated 144A	5.63	1-15-2029	665,000	546,963
Brighthouse Financial Incorporated	4.70	6-22-2047	850,000	589,981
Broadstreet Partners Incorporated 144A	5.88	4-15-2029	1,690,000	1,356,349
HUB International Limited 144A	5.63	12-1-2029	420,000	360,146
HUB International Limited 144A	7.00	5-1-2026	330,000	325,875
Liberty Mutual Group Incorporated 144A	4.57	2-1-2029	750,000	673,069
MetLife Incorporated	6.40	12-15-2066	1,000,000	922,820
Prudential Financial Incorporated (3 Month LIBOR +2.38%) ±	4.50	9-15-2047	750,000	646,695
Ryan Specialty Group LLC 144A	4.38	2-1-2030	200,000	171,000
Sammons Financial Group Incorporated 144A	4.45	5-12-2027	750,000	679,613
				7,830,141
Mortgage REITs: 0.65%
Blackstone Mortgage Trust Incorporated 144A	3.75	1-15-2027	590,000	498,916
Starwood Property Trust Incorporated 144A	4.38	1-15-2027	900,000	794,943
Starwood Property Trust Incorporated	4.75	3-15-2025	465,000	435,633
				1,729,492
Thrifts & mortgage finance: 1.64%
Enact Holdings Incorporated 144A	6.50	8-15-2025	2,210,000	2,177,071
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	350,000	293,951
Ladder Capital Finance Holdings LP 144A	4.75	6-15-2029	1,070,000	851,686
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	1,120,000	1,032,898
				4,355,606
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  25

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Health care: 2.42%
Health care providers & services: 2.19%
180 Medical Incorporated 144A	3.88%	10-15-2029	$475,000	$ 401,375
Air Methods Corporation 144A	8.00	5-15-2025	480,000	248,458
CommonSpirit Health	3.82	10-1-2049	750,000	513,154
CVS Pass-Through Trust	6.04	12-10-2028	312,625	307,724
Davita Incorporated 144A	4.63	6-1-2030	1,715,000	1,337,057
Encompass Health Corporation	5.75	9-15-2025	575,000	569,764
Pediatrix Medical Group 144A	5.38	2-15-2030	530,000	455,800
Select Medical Corporation 144A	6.25	8-15-2026	1,320,000	1,258,270
Tenet Healthcare Corporation 144A	4.88	1-1-2026	775,000	732,375
				5,823,977
Health care technology: 0.12%
IQVIA Incorporated 144A	5.00	10-15-2026	330,000	314,582
Life sciences tools & services: 0.11%
Charles River Laboratories Incorporated 144A	4.00	3-15-2031	350,000	294,430
Industrials: 7.73%
Aerospace & defense: 1.11%
Spirit AeroSystems Incorporated 144A	5.50	1-15-2025	305,000	294,325
Spirit AeroSystems Incorporated 144A	7.50	4-15-2025	235,000	228,312
TransDigm Group Incorporated 144A	6.25	3-15-2026	775,000	764,468
TransDigm Group Incorporated	6.38	6-15-2026	450,000	434,250
TransDigm Group Incorporated	7.50	3-15-2027	1,240,000	1,221,871
				2,943,226
Airlines: 2.00%
American Airlines Group Incorporated 144A	5.75	4-20-2029	850,000	773,500
Hawaiian Airlines Incorporated	3.90	7-15-2027	769,189	637,503
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	2,045,000	1,882,768
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	950,000	939,175
Spirit Loyalty Cayman Limited 144A	8.00	9-20-2025	1,060,000	1,076,748
				5,309,694
Commercial services & supplies: 1.70%
Allied Universal Holdco LLC 144A	6.00	6-1-2029	1,460,000	1,013,675
Allied Universal Holdco LLC 144A	6.63	7-15-2026	600,000	573,024
Aramark Services Incorporated 144A	6.38	5-1-2025	780,000	771,621
CoreCivic Incorporated	8.25	4-15-2026	2,130,000	2,161,152
				4,519,472
Machinery: 1.12%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	805,000	806,047
TK Elevator US Newco Incorporated 144A	5.25	7-15-2027	1,080,000	967,950
Werner FinCo LP 144A	8.75	7-15-2025	1,445,000	1,221,025
				2,995,022
The accompanying notes are an integral part of these financial statements.

26  |  Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Road & rail: 1.08%
Uber Technologies Incorporated 144A	4.50%	8-15-2029	$1,475,000	$ 1,264,370
Uber Technologies Incorporated 144A	8.00	11-1-2026	1,600,000	1,605,920
				2,870,290
Trading companies & distributors: 0.72%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	1,040,000	869,580
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	872,000	836,802
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	200,000	203,617
				1,909,999
Information technology: 4.60%
Communications equipment: 0.37%
Ciena Corporation 144A	4.00	1-31-2030	410,000	346,450
CommScope Technologies LLC 144A	4.75	9-1-2029	275,000	232,604
CommScope Technologies LLC 144A	5.00	3-15-2027	510,000	412,901
				991,955
Electronic equipment, instruments & components: 0.64%
Keysight Technologies	4.60	4-6-2027	600,000	574,939
Wesco Distribution Incorporated 144A	7.13	6-15-2025	1,100,000	1,110,670
				1,685,609
IT services: 1.01%
Sabre GLBL Incorporated 144A	7.38	9-1-2025	280,000	262,830
Sabre GLBL Incorporated 144A	9.25	4-15-2025	2,499,000	2,420,019
				2,682,849
Semiconductors & semiconductor equipment: 0.36%
Broadcom Corporation	3.50	1-15-2028	750,000	659,363
QORVO Incorporated 144A	3.38	4-1-2031	400,000	301,000
				960,363
Software: 1.94%
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	640,000	552,480
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	1,725,000	1,332,563
NCR Corporation 144A	5.13	4-15-2029	195,000	163,656
NCR Corporation 144A	6.13	9-1-2029	1,000,000	953,088
NortonLifeLock Incorporated 144A	5.00	4-15-2025	1,035,000	1,004,390
SS&C Technologies Incorporated 144A	5.50	9-30-2027	500,000	464,896
VMware Incorporated	3.90	8-21-2027	750,000	686,591
				5,157,664
Technology hardware, storage & peripherals: 0.28%
Dell International LLC	6.02	6-15-2026	750,000	748,622
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  27

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Materials: 2.65%
Chemicals: 0.94%
Avient Corporation 144A	7.13%	8-1-2030	$265,000	$ 253,412
Celanese US Holding LLC	6.05	3-15-2025	1,550,000	1,507,293
Chemours Company 144A	4.63	11-15-2029	950,000	741,000
				2,501,705
Containers & packaging: 1.33%
Ball Corporation	2.88	8-15-2030	285,000	221,331
Berry Global Incorporated 144A	5.63	7-15-2027	1,310,000	1,242,470
Clydesdale Acquisition Holdings Incorporated 144A	8.75	4-15-2030	1,155,000	1,014,956
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	785,000	793,502
Sealed Air Corporation 144A	5.00	4-15-2029	290,000	264,524
				3,536,783
Metals & mining: 0.34%
Arches Buyer Incorporated 144A	4.25	6-1-2028	500,000	410,180
Cleveland-Cliffs Incorporated	5.88	6-1-2027	540,000	502,200
				912,380
Paper & forest products: 0.04%
Clearwater Paper Corporation 144A	4.75	8-15-2028	115,000	100,373
Real estate: 2.32%
Equity REITs: 2.32%
Iron Mountain Incorporated 144A	4.50	2-15-2031	1,625,000	1,316,242
Iron Mountain Incorporated 144A	5.25	7-15-2030	1,505,000	1,298,533
Omega HealthCare Investors Incorporated	4.50	4-1-2027	600,000	545,943
Service Properties Trust Company	4.35	10-1-2024	565,000	518,828
Service Properties Trust Company	4.75	10-1-2026	545,000	442,956
Service Properties Trust Company	4.95	2-15-2027	625,000	505,975
Service Properties Trust Company	7.50	9-15-2025	1,000,000	975,000
SITE Centers Corporation	4.70	6-1-2027	600,000	554,167
				6,157,644
Utilities: 3.37%
Electric utilities: 0.63%
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	16,000	15,057
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	400,000	372,000
PG&E Corporation	5.00	7-1-2028	100,000	90,130
PG&E Corporation	5.25	7-1-2030	1,335,000	1,182,136
				1,659,323
Independent power & renewable electricity producers: 2.74%
NSG Holdings LLC 144A	7.75	12-15-2025	1,772,689	1,736,526
TerraForm Power Operating LLC 144A	4.75	1-15-2030	1,480,000	1,330,150
TerraForm Power Operating LLC 144A	5.00	1-31-2028	2,345,000	2,172,306
Vistra Corporation (5 Year Treasury Constant Maturity +5.74%) 144Aʊ±	7.00	12-15-2026	330,000	291,920
The accompanying notes are an integral part of these financial statements.

28  |  Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal		Value
Independent power & renewable electricity producers (continued)
Vistra Operations Company LLC 144A	4.38%	5-1-2029		$795,000	$ 679,944
Vistra Operations Company LLC 144A	5.63	2-15-2027		1,125,000	1,072,440
					7,283,286
Total Corporate bonds and notes (Cost $201,957,860)					183,657,062
Foreign corporate bonds and notes : 7.95%
Financials: 7.95%
Banks: 7.95%
European Investment Bank	2.85	12-13-2022	BRL	9,200,000	1,757,003
European Investment Bank	8.00	5-5-2027	ZAR	21,000,000	1,125,640
European Investment Bank	8.75	8-18-2025	ZAR	20,000,000	1,110,310
International Bank for Reconstruction & Development	5.75	1-14-2028	BRL	15,000,000	2,357,661
International Bank for Reconstruction & Development	6.75	2-9-2029	ZAR	60,000,000	2,940,788
International Bank for Reconstruction & Development	7.00	6-7-2023	ZAR	15,000,000	812,317
International Bank for Reconstruction & Development	8.25	6-22-2023	BRL	9,000,000	1,698,771
International Bank for Reconstruction & Development	9.50	2-9-2029	BRL	22,000,000	4,084,789
International Finance Corporation	8.25	1-30-2023	BRL	9,000,000	1,718,285
KfW	7.50	11-10-2022	ZAR	36,000,000	1,959,844
The Asian Development Bank	6.00	2-5-2026	BRL	9,000,000	1,548,251
Total Foreign corporate bonds and notes (Cost $24,497,332)					21,113,659
Foreign government bonds : 19.28%
China Government Bond	3.02	5-27-2031	CNY	14,700,000	2,065,021
Colombia	6.25	11-26-2025	COP	15,000,000,000	2,525,513
Colombia	7.50	8-26-2026	COP	22,725,000,000	3,802,476
Hungary	1.50	4-22-2026	HUF	1,440,000,000	2,464,493
India	7.27	4-8-2026	INR	60,000,000	721,634
India	7.32	1-28-2024	INR	710,000,000	8,589,218
Indonesia	7.00	9-15-2030	IDR	115,000,000,000	7,140,064
Indonesia	5.50	4-15-2026	IDR	30,000,000,000	1,830,005
Mexico	7.75	5-29-2031	MXN	85,000,000	3,776,019
Mexico	8.50	5-31-2029	MXN	208,500,000	9,848,736
Romania	3.65	9-24-2031	RON	38,500,000	5,238,321
Romania	5.00	2-12-2029	RON	20,000,000	3,222,081
Total Foreign government bonds (Cost $67,388,094)					51,223,581
Loans: 20.03%
Communication services: 1.52%
Diversified telecommunication services: 0.52%
Intelsat Jackson Holdings SA (U.S. SOFR 1 Month +4.25%) ±	8.04	2-1-2029		$1,431,185	1,376,629
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  29

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Entertainment: 0.17%
Dave & Buster's Incorporated (U.S. SOFR 1 Month +5.00%) <±	8.74%	6-29-2029	$460,000	$ 449,172
Media: 0.52%
Clear Channel Outdoor Holdings (1 Month LIBOR +3.50%) ±	7.91	8-21-2026	498,715	455,586
Hubbard Radio LLC (3 Month LIBOR +4.25%) <±	8.01	3-28-2025	1,157,000	942,955
				1,398,541
Wireless telecommunication services: 0.31%
Connect U.S. Finco LLC (1 Month LIBOR +3.50%) ±	7.26	12-11-2026	853,125	823,266
Consumer discretionary: 1.67%
Auto components: 1.00%
Clarios Global LP (1 Month LIBOR +3.25%) ±	7.00	4-30-2026	190,172	184,556
Tenneco Incorporated (3 Month LIBOR +3.00%) ±	6.21	10-1-2025	2,487,080	2,474,645
				2,659,201
Multiline retail: 0.56%
LSF9 Atlantis Holdings LLC (U.S. SOFR 1 Month +7.25%) ±	10.80	3-31-2029	1,550,000	1,496,727
Specialty retail: 0.11%
Michaels Companies Incorporated (1 Month LIBOR +4.25%) ±	7.92	4-15-2028	382,098	293,023
Energy: 2.08%
Energy equipment & services: 0.69%
Championx Corporation (U.S. SOFR 1 Month +3.25%) ±	6.62	6-7-2029	1,850,000	1,844,450
Oil, gas & consumable fuels: 1.39%
AL NGPL Holdings LLC (1 Month LIBOR +3.75%) ±	7.53	4-14-2028	700,764	693,231
GIP II Blue Holdings LP (1 Month LIBOR +4.50%) ±	8.17	9-29-2028	800,952	792,742
M6 ETX Holdings II MidCo LLC (U.S. SOFR 1 Month +4.50%) ±	8.07	9-19-2029	460,000	456,550
NorthRiver Midstream Finance LP (3 Month LIBOR +3.25%) ±	6.92	10-1-2025	907,736	892,985
Prairie ECI Acquiror LP (3 Month LIBOR +4.75%) ±	8.50	3-11-2026	900,000	846,423
				3,681,931
Financials: 3.18%
Diversified financial services: 2.41%
Medline Borrower LP (1 Month LIBOR +3.25%) ±	7.00	10-23-2028	1,396,491	1,282,440
Resolute Investment Managers Incorporated (1 Month LIBOR +4.25%) ‡±	7.92	4-30-2024	2,472,135	2,119,856
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) ‡±	12.41	4-30-2025	923,070	807,686
The accompanying notes are an integral part of these financial statements.

30  |  Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Diversified financial services (continued)
Russell Investments US Institutional Holdco Incorporated (1 Month LIBOR +3.50%) ±	7.25%	5-30-2025	$1,706,817	$ 1,571,876
Solis IV BV (U.S. SOFR 1 Month +3.50%) ±	6.34	2-26-2029	758,100	627,169
				6,409,027
Insurance: 0.45%
Asurion LLC (1 Month LIBOR +5.25%) ±	9.00	1-31-2028	1,000,000	700,630
HUB International Limited (U.S. SOFR 1 Month +4.00%) <±	7.76	10-31-2029	500,000	485,000
				1,185,630
Mortgage REITs: 0.32%
Claros Mortgage Trust Incorporated (U.S. SOFR 1 Month +4.50%) ‡±	7.87	8-9-2026	858,513	842,415
Health care: 1.60%
Health care equipment & supplies: 0.86%
Bausch & Lomb Incorporated (U.S. SOFR 1 Month +3.25%) ±	6.62	5-10-2027	897,750	840,070
Surgery Center Holdings Incorporated (1 Month LIBOR +3.75%) ±	7.07	8-31-2026	1,510,320	1,439,621
				2,279,691
Health care technology: 0.30%
Athenahealth Incorporated (U.S. SOFR 1 Month +3.50%) ±	7.31	2-15-2029	127,588	116,318
Athenahealth Incorporated (U.S. SOFR 1 Month +3.50%) ±	6.97	2-15-2029	750,887	684,561
				800,879
Pharmaceuticals: 0.44%
Bausch Health Companies Incorporated (U.S. SOFR 1 Month +5.25%) <±	8.62	2-1-2027	1,565,188	1,167,113
Industrials: 6.46%
Aerospace & defense: 1.10%
Spirit AeroSystems Incorporated (1 Month LIBOR +3.75%) ±	7.50	1-15-2025	2,967,376	2,937,703
Airlines: 2.46%
AAdvantage Loyalty IP Limited (1 Month LIBOR +4.75%) ±	8.99	4-20-2028	1,012,000	1,000,797
Mileage Plus Holdings LLC (1 Month LIBOR +5.25%) ±	8.78	6-21-2027	2,740,750	2,794,414
SkyMiles IP Limited (3 Month LIBOR +3.75%) ±	7.99	10-20-2027	2,710,000	2,732,032
				6,527,243
Commercial services & supplies: 2.25%
Allied Universal Holdco LLC (1 Month LIBOR +3.75%) ±	7.50	5-12-2028	787,050	712,776
Amentum Government Services Holdings LLC (U.S. SOFR 1 Month +4.00%) ±	7.21	2-15-2029	359,100	346,830
MIP V Waste Holdings LLC (1 Month LIBOR +3.25%) ±	7.00	12-8-2028	348,250	337,221
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  31

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Commercial services & supplies (continued)
Polaris Newco LLC (1 Month LIBOR +4.00%) ±	7.67%	6-2-2028	$1,074,834	$ 979,593
The Geo Group Incorporated (U.S. SOFR 1 Month +7.13%) <±	10.85	3-23-2027	3,650,412	3,593,064
				5,969,484
Machinery: 0.65%
Vertical US Newco Incorporated (6 Month LIBOR +3.50%) ±	6.87	7-30-2027	463,000	438,984
Werner FinCo LP (3 Month LIBOR +4.00%) ±	7.67	7-24-2024	1,419,769	1,282,520
				1,721,504
Information technology: 2.48%
IT services: 0.88%
Applied Systems Incorporated (1 Month LIBOR +3.00%) ±	6.67	9-19-2024	2,378,167	2,345,230
Software: 1.60%
Emerald Topco Incorporated (1 Month LIBOR +3.50%) ±	7.25	7-24-2026	672,302	626,713
Greeneden US Holdings II LLC (1 Month LIBOR +4.00%) ±	7.75	12-1-2027	844,245	821,560
McAfee Corporation (U.S. SOFR 1 Month +3.75%) ±	7.64	3-1-2029	872,813	796,991
Sophia LP (1 Month LIBOR +3.50%) ±	7.17	10-7-2027	1,395,256	1,339,446
SS&C Technologies Incorporated (1 Month LIBOR +1.75%) ±	5.50	4-16-2025	368,785	360,594
SS&C Technologies Incorporated (1 Month LIBOR +1.75%) ±	5.50	4-16-2025	299,378	292,728
				4,238,032
Materials: 1.04%
Chemicals: 0.75%
Avient Corporation (U.S. SOFR 1 Month +3.25%) ±	7.34	8-29-2029	2,005,000	1,993,311
Containers & packaging: 0.29%
Clydesdale Acquisition Holdings Incorporated (U.S. SOFR 1 Month +4.18%) ±	8.00	4-13-2029	798,000	767,516
Total Loans (Cost $55,609,791)				53,207,718
Non-agency mortgage-backed securities: 8.01%
Banc of America Funding Corporation Series 2005 Class 5-1A1	5.50	9-25-2035	71,538	67,031
Banc of America Funding Corporation Series 2005 Class D-A1 ±±	3.29	5-25-2035	132,651	124,779
Banc of America Merrill Lynch Commercial Mortgage Incorporated Series 2017-BNK6 Class D 144A	3.10	7-15-2060	1,000,000	723,575
Banc of America Mortgage Securities Series 2003 Class 1A1 ±±	2.62	4-25-2033	189,397	175,377
Brightspire Capital Incorporated Series 2021-FL1 Class A (1 Month LIBOR +1.15%) 144A±	4.63	8-19-2038	360,000	345,567
Brookside Mill CLO Limited Series 2013 Class 1A (3 Month LIBOR +2.65%) 144A±	6.73	1-17-2028	1,000,000	928,380
The accompanying notes are an integral part of these financial statements.

32  |  Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
BX Trust Series 2022 Class C 144A	6.79%	10-13-2027	$750,000	$ 741,758
Centex Home Equity Series 2002-A Class AF6	5.54	1-25-2032	6,922	6,689
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class C 144A±±	4.78	9-10-2045	1,000,000	947,500
Commercial Mortgage Trust Series 2012-CR2 Class C ±±	4.90	8-15-2045	1,000,000	960,000
Commercial Mortgage Trust Series 2012-CR4 Class B 144A	3.70	10-15-2045	1,000,000	790,000
Commercial Mortgage Trust Series 2012-CR5 Class E 144A±±	4.36	12-10-2045	1,000,000	931,417
Commercial Mortgage Trust Series 2012-LC4 Class C ±±	5.28	12-10-2044	500,000	450,070
Commercial Mortgage Trust Series 2013-LC13 Class D 144A±±	5.25	8-10-2046	1,103,000	1,014,498
Countrywide Home Loans Series 2003-48 Class 2A2 ±±	4.10	10-25-2033	26,885	24,724
Credit Suisse First Boston Mortgage Securities Series 2002-AR25 Class 1A1 ±±	2.89	9-25-2032	232,476	208,132
Credit Suisse First Boston Mortgage Securities Series 2003-AR15 Class 3A1 ±±	3.29	6-25-2033	14,223	13,211
Credit Suisse First Boston Mortgage Securities Series 2003-AR9 Class 2A2 ±±	3.20	3-25-2033	7,863	7,623
Credit Suisse First Boston Mortgage Securities Series 2014-USA Class D 144A	4.37	9-15-2037	750,000	574,457
Global Mortgage Securitization Limited Series 2004-A Class A2 (1 Month LIBOR +0.32%) 144A±	3.91	11-25-2032	24,167	23,165
Goldman Sachs Mortgage Securities Trust Series 2010-C1 Class X 144A♀±±	0.46	8-10-2043	676,844	1,856
Goldman Sachs Mortgage Securities Trust Series 2019-GSA1 Class C ±±	3.80	11-10-2052	1,000,000	779,918
Goldman Sachs Mortgage Securities Trust Series 2020-DUNE Class D (1 Month LIBOR +1.90%) 144A±	5.31	12-15-2036	1,000,000	955,366
GSAA Home Equity Trust Series 2004-5 Class AF5	4.43	6-25-2034	13	13
Harbor Group International Limited Series 2021-FL1 Class A (1 Month LIBOR +1.05%) 144A±	4.46	6-16-2036	430,000	409,442
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C17 Class B ±±	4.88	1-15-2047	50,000	48,494
JPMorgan Mortgage Trust Series 2004-A3 Class 2A1 ±±	3.37	7-25-2034	2,592	2,452
JPMorgan Mortgage Trust Series 2004-A3 Class 3A3 ±±	3.16	7-25-2034	15,647	13,348
JPMorgan Mortgage Trust Series 2005-A3 Class 11A2 ±±	3.78	6-25-2035	70,982	65,678
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 3A1 ±±	2.19	12-25-2033	50,049	47,773
MASTR Adjustable Rate Mortgage Trust Series 2003-6 Class 4A2 ±±	3.22	1-25-2034	1,737	1,657
MASTR Adjustable Rate Mortgage Trust Series 2004-13 Class 3A7 ±±	3.88	11-21-2034	3,685	3,407
MASTR Alternative Loans Trust Series 2005-1 Class 5A1	5.50	3-25-2036	433	352
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  33

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Non-agency mortgage-backed securities (continued)
MF1 Multifamily Housing Mortgage Loan Trust Series 2022-FL8 Class C (30 Day Average U.S. SOFR +2.20%) 144A±	5.09%	2-19-2037	$1,000,000	$ 938,804
MFRA Trust Series 2022-NQM1 Class M1 144A±±	4.30	12-25-2066	1,000,000	753,254
Mid-State Trust Series 11 Class A1	4.86	7-15-2038	84,216	80,426
MLCC Mortgage Investors Incorporated Series 2003-G Class A2 (6 Month LIBOR +0.68%) ±	2.74	1-25-2029	20,151	19,425
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11 Class A4 ±±	4.15	8-15-2046	569,000	560,129
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7 Class D 144A±±	4.18	2-15-2046	692,000	553,711
Morgan Stanley Mortgage Loan Trust Series 2004-4 Class 2A ±±	6.29	9-25-2034	12,731	12,424
New Century Home Equity Loan Trust Series 2004-3 Class M1 (1 Month LIBOR +0.93%) ±	4.52	11-25-2034	733,311	687,626
Octane Receivables Trust Series 2022-1A Class A2 144A	4.18	3-20-2028	1,127,769	1,100,347
Parallel Limited Series 2021-1A Class D (3 Month LIBOR +3.45%) 144A±	7.53	7-15-2034	1,000,000	831,816
Sequoia Mortgage Trust Series 2003-1 Class 1A (1 Month LIBOR +0.76%) ±	4.25	4-20-2033	3,956	3,598
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE Class D 144A±±	4.39	1-5-2043	1,000,000	518,122
Sound Point CLO Limited Series 2015-1RA Class BR (3 Month LIBOR +1.55%) 144A±	5.63	4-15-2030	1,000,000	941,766
Starwood Commercial Mortgage Trust Series 2022-FL3 Class A (30 Day Average U.S. SOFR +1.35%) 144A±	4.14	11-15-2038	1,200,000	1,146,000
Structured Adjustable Rate Mortgage Loan Trust Series 2004-2 Class 2A ±±	3.65	3-25-2034	12,544	11,503
Terwin Mortgage Trust Series 2003-6HE Class A3 (1 Month LIBOR +1.14%) ±	4.73	11-25-2033	110,861	95,133
TPG Real Estate Finance Trust Series 2022-FL5 Class A (30 Day Average U.S. SOFR +1.65%) 144A±	4.44	2-15-2039	500,000	491,421
Vendee Mortgage Trust Series 2003-2 Class IO ♀±±	0.52	5-15-2033	1,299,366	20,952
Verus Securitization Trust Series 2021-1 Class A2 144A±±	1.05	1-25-2066	425,181	329,622
Washington Mutual Mortgage Trust Series 2004-RA4 Class 3A	7.50	7-25-2034	63,100	59,647
Westgate Resorts Series 2022-1A Class C 144A	2.49	8-20-2036	794,085	743,165
Total Non-agency mortgage-backed securities (Cost $24,060,648)				21,286,600

The accompanying notes are an integral part of these financial statements.

34  |  Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2022

	Expiration date	Shares	Value
Rights: 0.00%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights ♦†	12-5-2025	4,210	$ 0
Intelsat Jackson Holdings SA Series B Contingent Value Rights ♦†	12-5-2025	4,210	0
Total Rights (Cost $0)			0

	Interest rate	Maturity date	Principal
Yankee corporate bonds and notes: 10.12%
Communication services: 0.74%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA ♦†	5.50%	8-1-2023	$4,300,000	0
Media: 0.48%
Videotron Limited 144A	5.13	4-15-2027	1,175,000	1,108,906
Virgin Media Finance plc 144A	5.00	7-15-2030	200,000	160,278
				1,269,184
Wireless telecommunication services: 0.26%
Connect U.S. Finco LLC 144A	6.75	10-1-2026	750,000	705,000
Consumer discretionary: 0.44%
Hotels, restaurants & leisure: 0.17%
GENM Capital Labuan Limited 144A	3.88	4-19-2031	750,000	450,521
Internet & direct marketing retail: 0.27%
Prosus NV 144A	4.19	1-19-2032	1,000,000	711,330
Energy: 1.06%
Oil, gas & consumable fuels: 1.06%
Baytex Energy Corporation 144A	8.75	4-1-2027	1,620,000	1,656,450
NorthRiver Midstream Finance LP 144A	5.63	2-15-2026	1,227,000	1,161,552
				2,818,002
Financials: 2.56%
Banks: 0.53%
ABN AMRO Bank NV 144A	4.80	4-18-2026	750,000	700,659
NatWest Group plc (5 Year Treasury Constant Maturity +2.35%) ±	3.03	11-28-2035	1,000,000	694,020
				1,394,679
Capital markets: 0.52%
Credit Suisse Group AG (5 Year Treasury Constant Maturity +3.55%) 144Aʊ±	4.50	9-3-2030	700,000	417,683
MacQuarie Group Limited (U.S. SOFR +2.21%) 144A±	5.11	8-9-2026	1,000,000	975,301
				1,392,984
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  35

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Diversified financial services: 0.64%
Castlelake Aviation Finance 144A	5.00%	4-15-2027	$770,000	$ 648,142
New Red Finance Incorporated 144A	4.00	10-15-2030	675,000	550,969
New Red Finance Incorporated 144A	5.75	4-15-2025	515,000	513,069
				1,712,180
Insurance: 0.87%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	385,000	364,884
Athene Holding Limited	4.13	1-12-2028	750,000	667,949
Fairfax Financial Holdings Limited	4.85	4-17-2028	750,000	689,753
Sompo International Holdings Limited	7.00	7-15-2034	575,000	581,157
				2,303,743
Health care: 1.36%
Biotechnology: 0.36%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	1,230,000	960,938
Pharmaceuticals: 1.00%
Bausch Health Companies Incorporated 144A	4.88	6-1-2028	395,000	241,938
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	2,445,000	947,438
Teva Pharmaceutical Finance Netherlands III BV	6.00	4-15-2024	1,200,000	1,186,758
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	280,000	263,900
				2,640,034
Industrials: 3.24%
Aerospace & defense: 0.48%
Bombardier Incorporated 144A	7.88	4-15-2027	1,350,000	1,282,136
Airlines: 1.13%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	2,276,000	2,302,844
VistaJet Malta Finance PLC 144A	6.38	2-1-2030	835,000	693,338
				2,996,182
Electrical equipment: 0.87%
Sensata Technologies BV 144A	4.00	4-15-2029	1,690,000	1,423,318
Sensata Technologies BV 144A	5.00	10-1-2025	260,000	251,914
Sensata Technologies BV 144A	5.88	9-1-2030	660,000	627,000
				2,302,232
Trading companies & distributors: 0.76%
Fly Leasing Limited 144A	7.00	10-15-2024	2,575,000	2,032,024
Materials: 0.58%
Containers & packaging: 0.28%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	75,000	64,500
Ardagh Packaging Finance plc 144A	6.00	6-15-2027	715,000	686,093
				750,593
Metals & mining: 0.30%
Constellium SE 144A	5.88	2-15-2026	860,000	800,626
The accompanying notes are an integral part of these financial statements.

36  |  Allspring Multi-Sector Income Fund

Portfolio of investments—October 31, 2022

	Interest rate	Maturity date	Principal	Value
Utilities: 0.14%
Multi-utilities: 0.14%
Veolia Environnement SA	6.75%	6-1-2038	$350,000	$ 361,945
Total Yankee corporate bonds and notes (Cost $31,974,841)				26,884,333
Yankee government bonds: 0.27%
Republic of Trinidad and Tobago 144A	4.50	8-4-2026	750,000	722,562
Total Yankee government bonds (Cost $747,097)				722,562

		Yield	Shares
Short-term investments: 5.95%
Investment companies: 5.95%
Allspring Government Money Market Fund Select Class ♠∞##		2.94	15,807,130	15,807,130
Total Short-term investments (Cost $15,807,130)				15,807,130
Total investments in securities (Cost $432,431,736)	143.73%			381,844,129
Other assets and liabilities, net	(43.73)			(116,170,728)
Total net assets	100.00%			$ 265,673,401

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±±	The coupon of the security is adjusted based on the principal and/or interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages. The rate shown is the rate in effect at period end.
♀	Investment in an interest-only security that entitles holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. The rate represents the coupon rate.
‡	Security is valued using significant unobservable inputs.
†	Non-income-earning security
<	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
♦	The security is fair valued in accordance with Allspring Funds Management's valuation procedures, as the Board-designated valuation designee.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  37

Portfolio of investments—October 31, 2022

Abbreviations:
BRL	Brazilian real
CNY	China yuan
COP	Colombian peso
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUF	Hungarian forint
IDR	Indonesian rupiah
INR	Indian rupee
LIBOR	London Interbank Offered Rate
MXN	Mexican peso
REIT	Real estate investment trust
RON	Romanian lei
SOFR	Secured Overnight Financing Rate
ZAR	South African rand
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$11,880,250	$130,112,693	$(126,185,813)	$0	$0	$15,807,130	15,807,130	$91,602
The accompanying notes are an integral part of these financial statements.

38  |  Allspring Multi-Sector Income Fund

Statement of assets and liabilities—October 31, 2022

Assets
Investments in unaffiliated securities, at value (cost $416,624,606)	$ 366,036,999
Investments in affiliated securities, at value (cost $15,807,130)	15,807,130
Cash	1,146
Foreign currency, at value (cost $350,469)	356,812
Receivable for dividends and interest	6,155,628
Receivable for investments sold	1,343,207
Principal paydown receivable	4,181
Prepaid expenses and other assets	16,404
Total assets	389,721,507
Liabilities
Secured borrowing payable	119,000,000
Dividends payable	2,140,951
Payable for investments purchased	2,123,242
Advisory fee payable	178,470
Administration fee payable	16,225
Trustees’ fees and expenses payable	3,127
Accrued expenses and other liabilities	586,091
Total liabilities	124,048,106
Total net assets	$ 265,673,401
Net assets consist of
Paid-in capital	$ 375,050,986
Total distributable loss	(109,377,585)
Total net assets	$ 265,673,401
Net asset value per share
Based on $265,673,401 divided by 28,047,312 shares issued and outstanding (100,000,000 shares authorized)	$9.47
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  39

Statement of operations—year ended October 31, 2022

Investment income
Interest (net of foreign withholding taxes of $99,480)	$ 25,310,764
Income from affiliated securities	91,602
Dividends	81,790
Total investment income	25,484,156
Expenses
Advisory fee	2,408,974
Administration fee	218,998
Custody and accounting fees	4,546
Professional fees	50,576
Shareholder report expenses	7,055
Trustees’ fees and expenses	20,819
Transfer agent fees	3,375
Interest expense	2,271,569
Other fees and expenses	14,101
Total expenses	5,000,013
Net investment income	20,484,143
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(19,806,359)
Foreign currency and foreign currency translations	(636,518)
Net realized losses on investments	(20,442,877)
Net change in unrealized gains (losses) on
Unaffiliated securities (net of deferred foreign capital gain tax of $55,197)	(56,287,990)
Foreign currency and foreign currency translations	6,302
Net change in unrealized gains (losses) on investments	(56,281,688)
Net realized and unrealized gains (losses) on investments	(76,724,565)
Net decrease in net assets resulting from operations	$(56,240,422)
The accompanying notes are an integral part of these financial statements.

40  |  Allspring Multi-Sector Income Fund

Statement of changes in net assets

	Year ended October 31, 2022	Year ended October 31, 2021
Operations
Net investment income	$ 20,484,143	$ 22,093,224
Net realized gains (losses) on investments	(20,442,877)	6,035,635
Net change in unrealized gains (losses) on investments	(56,281,688)	15,139,564
Net increase (decrease) in net assets resulting from operations	(56,240,422)	43,268,423
Distributions to shareholders from
Net investment income and net realized gains	(19,884,690)	(22,656,911)
Tax basis return of capital	(10,851,209)	(8,737,398)
Total distributions to shareholders	(30,735,899)	(31,394,309)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	383,596	211,903
Cost of shares repurchased	(674,908)	(3,698,472)
Net decrease from capital share transactions	(291,312)	(3,486,569)
Total increase (decrease) in net assets	(87,267,633)	8,387,545
Net assets
Beginning of period	352,941,034	344,553,489
End of period	$265,673,401	$352,941,034
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  41

Statement of cash flows—year ended October 31, 2022

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (56,240,422)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(171,840,190)
Proceeds from the sales of long-term securities	205,725,045
Paydowns	4,871,329
Amortization, net	312,626
Purchases and sales of short-term securities, net	(3,926,880)
Decrease in receivable for investments sold	881,057
Decrease in principal paydown receivable	50,514
Decrease in receivable for dividends and interest	149,423
Increase in prepaid expenses and other assets	(3,132)
Decrease in payable for investments purchased	(4,726,753)
Increase in trustees’ fees and expenses payable	6,254
Decrease in advisory fee payable	(52,363)
Decrease in administration fee payable	(4,760)
Decrease in accrued expenses and other liabilities	(157,572)
Litigation payments received	1,499
Net realized losses on investments	20,442,877
Net change in unrealized gains (losses) on investments	56,281,688
Net cash provided by operating activities	51,770,240
Cash flows from financing activities:
Decrease in secured borrowing payable	(20,000,000)
Cost of shares repurchased	(674,908)
Cash distributions paid	(30,912,326)
Net cash used in financing activities	(51,587,234)
Net increase in cash	183,006
Cash (including foreign currency):
Beginning of period	174,952
End of period	$ 357,958
Supplemental cash disclosure
Cash paid for interest	$ 2,159,531
Supplemental non-cash financing disclosure
Reinvestment of dividends	$ 383,596
The accompanying notes are an integral part of these financial statements.

42  |  Allspring Multi-Sector Income Fund

Financial highlights
(For a share outstanding throughout each period)
	Year ended October 31
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.57	$12.14	$13.21	$13.10	$14.31
Net investment income	0.73 [1]	0.79 [1]	0.76 [1]	0.81 [1]	0.85 [1]
Net realized and unrealized gains (losses) on investments	(2.73)	0.75	(0.86)	0.48	(0.92)
Total from investment operations	(2.00)	1.54	(0.10)	1.29	(0.07)
Distributions to shareholders from
Net investment income	(0.71)	(0.81)	(0.65)	(0.70)	(0.46)
Tax basis return of capital	(0.39)	(0.31)	(0.52)	(0.52)	(0.83)
Total distributions to shareholders	(1.10)	(1.12)	(1.17)	(1.22)	(1.29)
Anti-dilutive effect of shares repurchased	0.00 [2]	0.01	0.20	0.04	0.15
Net asset value, end of period	$9.47	$12.57	$12.14	$13.21	$13.10
Market value, end of period	$8.97	$13.34	$10.85	$12.67	$11.57
Total return based on market value[3]	(25.38)%	34.28%	(5.09)%	20.91%	(1.91)%
Ratios to average net assets (annualized)
Expenses[4]	1.64%	1.19%	1.75%	2.29%	2.14%
Net investment income[4]	6.71%	6.14%	6.15%	6.17%	6.12%
Supplemental data
Portfolio turnover rate	40%	47%	36%	26%	25%
Net assets, end of period (000s omitted)	$265,673	$352,941	$344,553	$403,907	$413,317
Borrowings outstanding, end of period (000s omitted)	$119,000	$139,000	$139,000	$173,000	$187,000
Asset coverage per $1,000 of borrowing, end of period	$3,233	$3,539	$3,479	$3,335	$3,210

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2022	0.74%
Year ended October 31, 2021	0.32%
Year ended October 31, 2020	0.80%
Year ended October 31, 2019	1.32%
Year ended October 31, 2018	1.07%
The accompanying notes are an integral part of these financial statements.

Allspring Multi-Sector Income Fund  |  43

Notes to financial statements
1. ORGANIZATION
Allspring Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management").
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-

44  |  Allspring Multi-Sector Income Fund

Notes to financial statements
issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Paydown gains and losses are included in interest income.
Dividend income is recognized on the ex-dividend date.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of October 31, 2022, the aggregate cost of all investments for federal income tax purposes was $435,080,007 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 4,247,957
Gross unrealized losses	(57,483,835)
Net unrealized losses	$(53,235,878)
As of October 31, 2022, the Fund had capital loss carryforwards which consisted of $17,651,068 in short-term capital losses and $36,224,903 in long-term capital losses.

Allspring Multi-Sector Income Fund  |  45

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2022:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Agency securities	$ 0	$ 1,233,834	$ 0	$ 1,233,834
Asset-backed securities	0	3,645,514	0	3,645,514
Common stocks
Communication services	0	0	822,733	822,733
Energy	1,042,309	0	0	1,042,309
Financials	1,197,094	0	0	1,197,094
Corporate bonds and notes	0	183,657,062	0	183,657,062
Foreign corporate bonds and notes	0	21,113,659	0	21,113,659
Foreign government bonds	0	51,223,581	0	51,223,581
Loans	0	49,437,761	3,769,957	53,207,718
Non-agency mortgage-backed securities	0	21,286,600	0	21,286,600
Rights
Communication services	0	0	0	0
Yankee corporate bonds and notes	0	26,884,333	0	26,884,333
Yankee government bonds	0	722,562	0	722,562
Short-term investments
Investment companies	15,807,130	0	0	15,807,130
Total assets	$18,046,533	$359,204,906	$4,592,690	$381,844,129
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.

46  |  Allspring Multi-Sector Income Fund

Notes to financial statements
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common stocks	Loans	Total
Balance as of October 31, 2021	$ 0	$ 5,330,704	$ 5,330,704
Accrued discounts (premiums)	0	6,019	6,019
Realized gains (losses)	0	(15,061)	(15,061)
Change in unrealized gains (losses)	0	(638,803)	(638,803)
Purchases	0	1,211,648	1,211,648
Sales	0	(504,809)	(504,809)
Transfers into Level 3	822,733	0	822,733
Transfers out of Level 3	0	(1,619,741)	(1,619,741)
Balance as of October 31, 2022	$822,733	$ 3,769,957	$ 4,592,690
Change in unrealized gains (losses) relating to securities still held at October 31, 2022	$ 0	$ (483,434)	$ (483,434)
The investment types categorized above were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. Allspring Global Investments (UK) Limited, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is also a subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $14,298,769, $7,993,914 and $(345,408) in interfund purchases, sales and net realized gains (losses), respectively, during the year ended October 31, 2022.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the years ended October 31, 2022 and October 31, 2021, the Fund issued 34,494 and 16,436 shares, respectively.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2022, the Fund purchased 71,217 of its shares on the open market at a total cost of $674,908 (weighted average

Allspring Multi-Sector Income Fund  |  47

Notes to financial statements
price per share of $9.46). The weighted average discount of these repurchased shares was 10.49%. For the year ended October 31, 2021, the Fund purchased 320,866 of its shares on the open market at a total cost of $3,698,472.
6. BORROWINGS
The Fund has borrowed $119,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $139,000,000. The Fund is charged interest at the 1 Month London Interbank Offered Rate (LIBOR) plus a spread and a commitment fee base on the unutilized amount of the commitment amount. With the market-wide transition away from LIBOR, when the 1 Month LIBOR ceases to be published (currently through June 30, 2023), the interest rate will transition to a spread over the secured overnight financing rate (SOFR) rather than a spread over LIBOR. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2022 approximates its fair value. If measured at fair value, the borrowings would be categorized as Level 2 under the fair value hierarchy.
During the year ended October 31, 2022, the Fund had average borrowings outstanding of $130,863,014 at an average interest rate of 1.74% and recorded interest in the amount of $2,271,569, which represents 0.74% of its average daily net assets.
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2022 were $171,840,189 and $192,984,291, respectively.
As of October 31, 2022, the Fund had unfunded loan commitments of $2,123,242.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021 were as follows:
	Year ended October 31
	2022	2021
Ordinary income	$19,884,690	$22,656,911
Tax basis return of capital	10,851,209	8,737,398
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Capital loss carryforward
$(53,321,904)	$(53,875,971)
9. MARKET RISKS
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

48  |  Allspring Multi-Sector Income Fund

Notes to financial statements
11. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
October 28, 2022	November 14, 2022	December 1, 2022	$0.07424
November 16, 2022	December 13, 2022	January 3, 2023	0.07243
These distributions are not reflected in the accompanying financial statements.

Allspring Multi-Sector Income Fund  |  49

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Multi-Sector Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Multi-Sector Income Fund (the Fund), including the portfolio of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
December 22, 2022

50  |  Allspring Multi-Sector Income Fund

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended October 31, 2022, $11,453,128 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Multi-Sector Income Fund  |  51

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 124 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).	N/A
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously taught at Cornell University from 1978 to 1993.	N/A

52  |  Allspring Multi-Sector Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner, Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner, Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination Medical Center Corporation. Board member of the Minnesota Wild Foundation.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Multi-Sector Income Fund  |  53

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022	Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015 Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.
Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

54  |  Allspring Multi-Sector Income Fund

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Multi-Sector Income Fund  |  55

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2022 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-12122022-jspewyk7 12-22
AMSI/AR143 10-22

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Allspring Multi-Sector Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Multi-Sector Income Fund has determined that that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2022	Fiscal year ended October 31, 2021
Audit fees	$62,570	$60,310
Audit-related fees	—	—
Tax fees (1)	4,565	4,510
All other fees	—	—

	$67,135	$64,820

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Multi-Sector Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Multi-Sector Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Multi-Sector Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Multi-Sector Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth
Jane A. Freeman
Isaiah Harris, Jr.
David F. Larckerl
Olivia S. Mitchell
Timothy J. Penny
James G. Polisson Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Multi-Sector Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES EFFECTIVE

March 2022

The Allspring Multi-Sector Income Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator

Allspring’s Operations Department (“Proxy Administrator”) administers the proxy voting process. The Proxy Administrator, reports to Allspring’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Allspring Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Investment Analytics and

Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, significant transactions such as mergers and acquisitions) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance -Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The Allspring Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain material environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests and significant transactions such as mergers and acquisitions.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the Allspring Chief Investment Officer(s).

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1.	Instructing ISS to vote in accordance with its recommendation;

2.	Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3.	Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4.	Engaging an independent fiduciary who will direct the vote on such matter,

5.	Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7.	Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Vendor Oversight

The Allspring Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The Allspring Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•

Proxy statements received for client securities (which will be satisfied by relying on ISS); Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring); and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website.

In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-800-259-3305 or e-mail: allspring.clientadministration@asllspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Christopher Y. Kauffman, CFA

Christopher Kauffman is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Christopher joined WFAM from Tattersall Advisory Group, where he served in a similar role. Before that, he was an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He began his investment industry career in 1997. Christopher earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute.

Michael Lee

Michael Lee is a portfolio manager and head of trading for the Global Fixed Income team at Allspring Global Investments. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM from Evergreen Investments. Prior to that, Michael worked at Northern Trust Co. He has held investment positions at JPMorganChase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Alex Perrin

Alex Perrin is a portfolio manager and the head of Rates & FX for the Global Fixed Income team at Allspring Global Investments. In this role, he is responsible for developing investment strategies, macro portfolio allocation, portfolio positioning, and risk management. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Alex began his investment industry career in 1992. He earned a bachelor’s degree in mathematics and computer science from Hull University. Alex is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

Lauren van Biljon, CFA

Lauren van Biljon is a portfolio manager for the Global Fixed Income team at Allspring Global Investments. In this role, she is responsible for macro portfolio allocation, portfolio positioning, and risk management for rates and FX. Lauren joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Before WFAM, she was at Evergreen Investments. Prior to that, Lauren served as an emerging market analyst with 4Cast Ltd. She began her investment industry career in 2007. Lauren earned a bachelor’s degree in economics from the University of Cape Town and a master’s degree in economics from the University of Edinburgh. Lauren has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of the Society of Technical Analysts.

Chris Lee, CFA

Chris Lee is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael J. Schueller, CFA

Michael (Mike) Schueller is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Noah Wise, CFA

Noah Wise is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). Noah joined WFAM as a research analyst and later became a portfolio manager. Prior to joining the firm, Noah worked as a lead market maker for Interactive Brokers. Noah began his investment industry career in 2001. He earned a bachelor’s degree in finance and a master’s degree in business administration with an emphasis in securities analysis from the University of Wisconsin, Madison. Noah has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2022.

Christopher Kauffman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	10	0	5
Total assets of above accounts (millions)	$6,779.53	$0	$210.50

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	1	1
Total assets of above accounts (millions)	$2,715.77	$19.63	$79.55

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Michael Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	3	9
Total assets of above accounts (millions)	$100.81	$21.19	$1,760.34

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.0	$0.0	$1,229.27

Alex Perrin

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	3	9
Total assets of above accounts (millions)	$87.94	$21.19	$1,760.34

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.0	$0.0	$1,229.271

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	15	4	24
Total assets of above accounts (millions)	$8,281.96	$119.76	$240.47

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Lauren van Biljon

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	2	9
Total assets of above accounts (millions)	$87.94	$21.17	$1,760.34

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	3
Total assets of above accounts (millions)	$0.0	$0.0	$1,229.271

Noah Wise

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	8	5	9
Total assets of above accounts (millions)	$5,673.50	$1,199.22	$1,051.16

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments

Allspring Investments’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Allspring UK. Allspring Global Investments UK Limited (“Allspring UK”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring UK has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments Compensation.

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives (Allspring Investments utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients, and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2022:

Christopher Y Kauffman	none
Chris Lee	100,001 and 500,000
Michael Lee	none
Alex Perrin	none
Michael J Schueller	none
Lauren van Biljon	none
Noah Wise	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2021 to 11/30/2021	0	0	0	2,808,086
12/1/2021 to 12/31/2021	0	0	0	2,808,086
1/1/2022 to 1/31/2022	0	0	0	2,809,208
2/1/2022 to 2/28/2022	0	0	0	2,809,208
3/1/2022 to 3/31/2022	31,625	9.89	31,625	2,777,583
4/1/2022 to 4/30/2022	0	0	0	2,777,583
5/1/2022 to 5/31/2022	39,592	9.12	39,592	2,737,991
6/1/2022 to 6/30/2022	0	0	0	2,737,991
7/1/2022 to 7/31/2022	0	0	0	2,737,991
8/1/2022 to 8/31/2022	0	0	0	2,737,991
9/1/2022 to 9/30/2022	0	0	0	2,737,991
10/1/2022 to 10/31/2022	0	0	0	2,737,991
Total	71,217	9.46	71,217	2,737,991

On November 12, 2021, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2022 and ending on December 31, 2022. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Multi-Sector Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Multi-Sector Income Fund

By:
/s/ Andrew Owen
Andrew Owen
President

Date: December 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Multi-Sector Income Fund

By:
/s/ Andrew Owen
Andrew Owen
President

Date: December 22, 2022

By:
/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: December 22, 2022